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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported)   November 13, 1996
                                                   -----------------



                            SIERRA PACIFIC RESOURCES
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



               NEVADA                      1-8788           88-0198358
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   (State or other jurisdiction of      (Commission     (I.R.S. Employer
   incorporation or organization)       File Number)   Identification No.)



P.O. Box 30150 (6100 Neil Road), Reno, Nevada                  89511
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  (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:    (702) 689-3600
                                                      -----------------



                                     None
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             (Former name, former address and former fiscal year,
                         if changed since last report)
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     Form 8-K dated November 13, 1996 is amended to add the response letter of
Coopers & Lybrand, L.L.P. attached hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

     (c)    Exhibits

     16     Letter from Coopers & Lybrand L.L.P. dated November 21, 1996 regarding the change in certifying accountants.



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        SIERRA PACIFIC RESOURCES

Date:  November 22, 1996                By:  /s/   Malyn K. Malquist
       -----------------                   -----------------------------
                                                   Malyn K. Malquist
                                              Senior Vice President and
                                               Chief Financial Officer